                                                                    EXHIBIT 23.1


                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 29, 1998 included in Caraustar Industries, Inc.'s Form 10-K for the year ended December 31, 1997, and all references to our firm included in or made a part of this Registration Statement.


/s/ Arthur Andersen LLP

Atlanta, Georgia
June 25, 1998